UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICDIQ	OTCID

Item 1.01 Entry into a Material Definitive Agreement

Debtor-in-Possession Financing

The information set forth above in Item 2.03 of this Current Report on Form 8-K regarding the DIP Term Sheet (as defined below) is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Debtor-in-Possession Financing

As previously disclosed, on December 2, 2024, Independent Contract Drilling, Inc. (the “Company” or “ICD”) and Sidewinder Drilling LLC (together with ICD, the “Debtors”) filed a petition under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”, and the chapter 11 process filed at the Bankruptcy Court, the “Chapter 11 Cases”). Concurrently, the Debtors filed the Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (as amended, modified, or supplemented from time to time, the “Plan”). ICD will continue to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

On December 4, 2024, the Bankruptcy Court approved the proposed senior secured superiority debtor-in-possession term loan facility (the “DIP Facility”) pursuant to a Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet (the “DIP Term Sheet”), and the Debtors entered into the DIP Term Sheet with certain prepetition holders of the Convertible Notes (collectively, the “DIP Lenders”). Pursuant to the DIP Term Sheet, the DIP Lenders will provide an aggregate principal amount not to exceed at any time outstanding aggregate principal of $32,500,000 of senior secured superpriority debtor-in-possession term loans (the “DIP Commitments”), subject to the terms and conditions of the DIP Facility pursuant to the DIP Term Sheet, including $27,500,000 of Interim DIP Loans (as defined in the DIP Term Sheet). As a result of the Bankruptcy Court’s approval, the applicable DIP Commitments are available to ICD to draw upon. ICD’s uses for DIP proceeds will be used strictly in accordance with an Approved Budget ((as defined in the DIP Term Sheet) subject to Permitted Variances (as defined in the DIP Term Sheet)) for (i) working capital and general corporate purposes of the Debtors, (ii) for bankruptcy-related costs and expenses, (iii) for costs and expenses related to the DIP Facility, and (iv) to pay down borrowings under the Revolving ABL Credit Agreement.

ICD’s obligations under the proposed DIP Facility are guaranteed by ICD’s subsidiary, Sidewinder Drilling LLC. In addition, the claims of the DIP Lenders are (i) entitled to superpriority administrative expense claim status, subject to certain customary exclusions in the DIP Term Sheet and (ii) secured by (A) a perfected first-priority lien, (B) a perfected junior lien and (C) a perfected first-priority priming lien, in each case, on the DIP Collateral (as defined in the DIP Term Sheet), subject to certain Prepetition Permitted Liens (as defined in the DIP Term Sheet) and a exclusions and exceptions carve out.

Upon an Alternative Restructuring Transaction (as defined in the DIP Term Sheet), ICD shall pay the outstanding balance of the DIP Loans (as defined in the DIP Term Sheet) from the proceeds of such Alternative Restructuring Transaction. The DIP Facility bears an interest rate equal to SOFR for a one-month interest period plus 4.00%, payable monthly on the first business day of each month in arrears.

The foregoing summary of the DIP Term Sheet is qualified in its entirety by reference to the full text of the DIP Term Sheet, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Notice of Failure to Meet Continued Listing Rule

The OTCQX Best Market (“OTCQX”) requires under its eligibility criteria that a company shall not be subject to any bankruptcy or reorganization proceedings. The Company was delisted from OTCQX on December 3, 2024 based on the Company filing the Chapter 11 Cases. As a result of the delisting, the Company commenced trading on the OTC Pink Market on December 4, 2024. The Company can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the common stock on this market, or whether the trading volume of the common stock will be sufficient to provide for an efficient trading market. The transition to OTC Pink Market will not affect the Company’s business operations.

Cautionary Statement Regarding Forward Looking Statements.

This filing contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding Company’s expectations with respect to operating in the normal course, the Chapter 11 Cases, the DIP Facility, trading of the Company’s common stock on the OTC Pink Market and the Company’s anticipated results of operations. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to the DIP Facility; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, the DIP Facility, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; risks associated with the potential delisting or the suspension of trading in its common stock by OTCID; and other factors as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this filing. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	DIP Term Sheet
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: December 5, 2024	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary